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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): NOVEMBER 16, 2004



                               ROME BANCORP, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                  000-27481               16-1573070
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(State or other jurisdiction of   (Commission File  (IRS Employer Identification
    incorporation)                      Number)                  No.)



                100 W. DOMINICK STREET, ROME, NEW YORK 13440-5810
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (315) 336-7300


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 11, 2004, the Board of Directors of Rome Bancorp, Inc. (the "Registrant"), and the Board of Directors of Rome, MHC (the "MHC") and The Rome Savings Bank (the "Bank") have each adopted a Plan of Conversion and Agreement and Plan of Reorganization (the "Plan") pursuant to which the MHC will undertake a "second-step" conversion, and the Bank will reorganize from the two-tier mutual holding company structure to the stock holding company structure. The MHC currently owns approximately 61.5% of the common stock of the Registrant.

         Pursuant to the Plan of Conversion: (i) the Bank will become a wholly owned subsidiary of a to-be-formed Delaware corporation ("New Holding Company"),
(ii) the shares of common stock of the Registrant held by persons other than the MHC (whose shares will be canceled) will be converted into shares of common stock of the New Holding Company pursuant to an exchange ratio designed to preserve the percentage ownership interests of such persons, and (iii) the New Holding Company will offer and sell shares of its common stock to eligible members of the MHC in a subscription offering.

         Shares not subscribed for in the subscription offering are expected to be available for sale in a community offering to the local communities and the general public. The number and price of shares to be issued in the conversion offering and the exchange ratio for current shareholders of the Registrant will be based on an independent appraisal that has yet to be performed. A copy of the Plan is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

         The Registrant announced its Board's adoption of the Plan in a press release on Tuesday, November 16, 2004. A copy of the press release is filed as
Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

The following Exhibits are filed as part of this report:

Exhibit No.:

2.1      Plan of Conversion and Agreement and Plan of Reorganization

99.1     Press Release



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        ROME BANCORP, INC.

                        By: /s/ Charles M. Sprock
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                            Charles M. Sprock
                            Chairman of the Board, President and Chief
                            Executive Officer

Date: November 16, 2004